Exhibit 10.3
EXECUTION COPY
SECOND LIEN TRADEMARK SECURITY AGREEMENT
          SECOND LIEN TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time) (this “Agreement”), dated as of March 4, 2011, between CBI Distributing Corp., a Delaware corporation (the “Grantor”), and The Bank of New York Mellon Trust Company, N.A., as collateral agent for the Indenture Secured Parties (as hereinafter defined) (in such capacity, the “Collateral Agent”).
          Reference is made to (x) the Collateral Agreement dated March 4, 2011 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Security Agreement”) among Claire’s Stores, Inc., a Florida corporation (the “Issuer”), the other Pledgors (as defined below) party thereto from time to time, and the Collateral Agent, and (y) the Indenture dated as of March 4, 2011, among Claire’s Escrow Corporation, a Delaware corporation (“Claire’s Escrow”), and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and Collateral Agent, as supplemented by the Supplemental Indenture dated March 4, 2011 among the Issuer, the Issuer’s Subsidiaries named therein and the Trustee and Collateral Agent (such agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”).
          The Issuer and each other Pledgor (including the Grantor) will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and the other Noteholder Documents and each is, therefor, willing to enter into this Agreement. This Agreement is given by the Grantor in favor of the Collateral Agent for the benefit of the Indenture Secured Parties to secure the payment and performance of all of the Noteholder Claims (as hereinafter defined).
          Accordingly the parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Security Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Noteholder Claims, the Grantor, pursuant to the Security Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Indenture Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):
     (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent to use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule I (the “Trademarks”);
          (b) all goodwill associated with or symbolized by the Trademarks;
     (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and
     (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.
          SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which, including without limitation, all rights, privileges, protections, benefits, immunities and indemnities provided the Collateral Agent, are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.
          SECTION 4. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 5. Intercreditor Agreement Controls. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the Guarantee and Collateral Agreement dated as of May 29, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time), from the Issuer and the other “Pledgors” referred to therein, in favor of Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as collateral agent for the benefit of the secured parties referred to therein, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of March 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Credit Suisse AG, Cayman Islands Branch, in its capacity as Credit Agreement Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, Claire’s Inc., the Issuer and the Subsidiaries party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this agreement, the terms of the Intercreditor Agreement shall govern.

          IN WITNESS WHEREOF, the Grantor and the Indenture Secured Parties have caused this Agreement to be duly executed and delivered as of the date first written above.

CBI DISTRIBUTING CORP.
By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
Title: Executive Vice President and Chief Financial Officer

[Second Lien Trademark Security Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent
By:	/s/ Geraldine Creswell
	Name:	Geraldine Creswell
Title: Vice President

[Second Lien Trademark Security Agreement]

Schedule I
Trademark Registrations

Trademark	Reg. No.	Owner	Classes	Status
...IT’S AT CLAIRE’S	3,817,929	CBI Distributing Corp.	35	Registered
C Swirl	3,512,546	CBI Distributing Corp.	4, 14, 16, 20, 26	Registered
CLAIRE	2,813,344	CBI Distributing Corp.	28	Registered
CLAIRE’S	2,908,860	CBI Distributing Corp.	20	Registered
CLAIRE’S	2,978,984	CBI Distributing Corp.	16	Registered
CLAIRE’S	2,967,212	CBI Distributing Corp.	20	Registered
CLAIRE’S	2,908,861	CBI Distributing Corp.	26	Registered
CLAIRE’S	3,190,840	CBI Distributing Corp.	21	Registered
CLAIRE’S	3,190,839	CBI Distributing Corp.	35	Registered
CLAIRE’S	2,925,470	CBI Distributing Corp.	25	Registered
CLAIRE’S	1,891,172	CBI Distributing Corp.	25	Registered
CLAIRE’S	2,919,171	CBI Distributing Corp.	21	Registered
CLAIRE’S	2,951,866	CBI Distributing Corp.	3	Registered
CLAIRE’S	2,908,858	CBI Distributing Corp.	11	Registered
CLAIRE’S	2,908,859	CBI Distributing Corp.	16	Registered
CLAIRE’S	2,996,103	CBI Distributing Corp.	14	Registered
CLAIRE’S	2,908,857	CBI Distributing Corp.	9	Registered
CLAIRE’S	2,900,024	CBI Distributing Corp.	24	Registered
CLAIRE’S	2,974,652	CBI Distributing Corp.	35	Registered
CLAIRE’S	1,890,335	CBI Distributing Corp.	42	Registered
CLAIRE’S	1,925,359	CBI Distributing Corp.	14	Registered
CLAIRE’S	3,319,826	CBI Distributing Corp.	3	Registered
CLAIRE’S	1,929,317	CBI Distributing Corp.	5	Registered
CLAIRE’S ACCESSORIES	1,946,557	CBI Distributing Corp.	42	Registered
CLAIRE’S ACCESSORIES	1,956,047	CBI Distributing Corp.	42	Registered
CLAIRE’S ACCESSORIES & Design	2,294,937	CBI Distributing Corp.	35	Registered
CLAIRE’S BOUTIQUES & Design	1,514,045	CBI Distributing Corp.	42	Registered
CLAIRE’S CLUB	2,908,867	CBI Distributing Corp.	20	Registered
CLAIRE’S CLUB	2,908,191	CBI Distributing Corp.	26	Registered
CLAIRE’S CLUB	2,908,868	CBI Distributing Corp.	25	Registered
CLAIRE’S CLUB	2,908,863	CBI Distributing Corp.	9	Registered
CLAIRE’S CLUB	2,908,862	CBI Distributing Corp.	3	Registered
CLAIRE’S CLUB	3,343,775	CBI Distributing Corp.	35	Registered
CLAIRE’S CLUB	2,908,866	CBI Distributing Corp.	18	Registered
CLAIRE’S CLUB	2,908,865	CBI Distributing Corp.	14	Registered
CLAIRE’S CLUB	2,992,613	CBI Distributing Corp.	21	Registered
CLAIRE’S CLUB	2,908,864	CBI Distributing Corp.	11	Registered
CLAIRE’S ETC.	2,064,149	CBI Distributing Corp.	42	Registered
[Second Lien Trademark Security Agreement]

Trademark	Reg. No.	Owner	Classes	Status
CLAIRE’S ETC.	2,065,959	CBI Distributing Corp.	42	Registered
CLAIRE’S (logo)	3,602,239	CBI Distributing Corp.	35	Registered
CLAIRE’S (stylized)	2,623,039	CBI Distributing Corp.	35	Registered
ICING	3,743,653	CBI Distributing Corp.	3, 9, 14, 18, 20, 25, 26, 35	Registered
ICING BY CLAIRE’S	3,050,863	CBI Distributing Corp.	35	Registered
ICING BY CLAIRE’S	3,475,495	CBI Distributing Corp.	14	Registered
THE ICING	3,461,876	CBI Distributing Corp.	35	Registered
THE ICING	1,466,727	CBI Distributing Corp.	35	Registered
THE ICING	2,762,642	CBI Distributing Corp.	35	Registered
THE ICING ACCESSORIES & Design	2,234,841	CBI Distributing Corp.	35	Registered
SENSITIVE SOLUTIONS	1,951,435	CBI Distributing Corp.	14	Registered
WHERE GETTING READY IS HALF THE FUN	2,664,513	CBI Distributing Corp.	35	Registered
WHERE THROWING A PARTY IS ALL THE FUND	3,136,920	CBI Distributing Corp.	41	Registered
BEE WHO YOU WANNA BE	2,888,867	CBI Distributing Corp.	35	Registered
[Second Lien Trademark Security Agreement]